Accounts receivable (Tables)	12 Months Ended
Dec. 31, 2021
Accounts receivable
Schedule of Accounts receivable

	December 31,
	2021	2020
Trade accounts receivable	$64,208	$35,455
Other receivables	5,790	2,447
Transferred to assets held for sale	—	(4,536)
Total trade and other receivables	69,998	33,366
Less: expected credit losses	(5,428)	(4,536)
Accounts receivable, net	$64,570	$28,830